                                                                     EXHIBIT 4.5

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                     [PACIFIC AEROSPACE & ELECTRONICS LOGO]
NUMBER                                                                    SHARES
------                                                                    ------
8499                                                                      1,000

                     PACIFIC AEROSPACE & ELECTRONICS, INC.
                  SERIES C VOTING CONVERTIBLE PREFERRED STOCK
             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

                                                            XXXXXXXXXXXXXXXXXX
                                                           CUSIP NO. 693758 30 2

                       DESIGNATED PREFERRED SHARES: 1000

                              KURTIS D HUGHES TTEE

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF          *ONE THOUSAND*

     Shares of PREFERRED stock $.001 par value per share of PACIFIC AEROSPACE & ELECTRONICS, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:    MARCH 14, 2002

           [ILLEGIBLE]                                  [ILLEGIBLE]
---------------------------------           ------------------------------------
                        SECRETARY                                      PRESIDENT

[PACIFIC AEROSPACE & ELECTRONICS CORPORATE SEAL]

     [INTERWEST LOGO]
     INTERWEST TRANSFER CO. INC. P.O. BOX 17136/SALT LAKE CITY, UTAH 64117


                          COUNTERSIGNED & REGISTERED

                                              [ILLEGIBLE]
                          ------------------------------------------------------
                          COUNTERSIGNED      Transfer Agent-Authorized Signature

     The corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. The Board of Directors of the Corporation has the authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate any preferences, rights and limitations of any wholly unissued series. Any such request should be directed to the Secretary of the Corporation at its principal office.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - ____Custodian____
                    (Cust)    (Minor)

                    under Uniform Gifts to Minors
                    Act _____________________________________
                                       (State)

UNIF TRF MIN ACT  - ___Custodian  (until age _________)
                       (Cust)

                    _________________ under Uniform Transfers
                    (Minor)

                    to Minors Act ___________________________
                                           (State)


    Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                    X Kurtis D. Hughes TTEE
                      _________________________________________________________

                    X _________________________________________________________
                              THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                    NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By [ILLEGIBLE]
   _______________________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUANANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15